UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2011

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 44.2%
CONSUMER DISCRETIONARY - 5.5%
Diversified Consumer Services - 0.2%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	670,000	$700,150
Hotels, Restaurants & Leisure - 1.5%
Caesars Entertainment Operating Co. Inc., Senior Bonds	5.625%	6/1/15	1,000,000	845,000
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	653,400
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	881,650
CCM Merger Inc., Notes	8.000%	8/1/13	665,000	666,662	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	510,000	462,825
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	343,000	339,570	(a)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	590,850
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	214,831
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	440,000	513,700
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,240,000	1,284,950	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	75,000	55,313
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	75,000	53,625
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	165,000	152,006	(a)(b)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,095,000	110	(c)(d)

Total Hotels, Restaurants & Leisure				6,714,492

Media - 3.5%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000	1,381,250
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	943,208	1,142,461
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	210,000	216,825	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	760,000	853,100	(a)
CMP Susquehanna Corp.	3.443%	5/15/14	35,000	26,411	(a)(b)(d)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	177,753
Comcast Corp.	5.700%	5/15/18	3,020,000	3,345,154
Comcast Corp., Notes	6.500%	1/15/15	580,000	663,626
Comcast Corp., Notes	5.875%	2/15/18	20,000	22,342
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	100,000	104,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	641,625
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000	1,626,400
News America Inc., Notes	5.300%	12/15/14	675,000	753,181
News America Inc., Senior Notes	6.200%	12/15/34	690,000	714,467
News America Inc., Senior Notes	6.650%	11/15/37	80,000	86,802
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,104,974
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	739,708
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	595,000	644,088	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	206,738	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	795,000	845,681

Total Media				16,296,586

Multiline Retail - 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	470,000	453,550

Specialty Retail - 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	460,000	479,550

Textiles, Apparel & Luxury Goods - 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	605,000	683,650

TOTAL CONSUMER DISCRETIONARY				25,327,978

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES - 1.1%
Beverages - 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	$1,331,020

Food & Staples Retailing - 0.4%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	325,717	337,961
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	1,143,672	1,197,978
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	70,014
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	102,846
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	253,458

Total Food & Staples Retailing				1,962,257

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,110,000	1,203,483

Tobacco - 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	170,000	174,675
Altria Group Inc., Senior Notes	9.250%	8/6/19	210,000	276,846

Total Tobacco				451,521

TOTAL CONSUMER STAPLES				4,948,281

ENERGY - 8.9%
Energy Equipment & Services - 0.6%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,035,000	1,097,100
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	680,000	697,000
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	830,000	854,900

Total Energy Equipment & Services				2,649,000

Oil, Gas & Consumable Fuels - 8.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	603,873
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,455,000	1,455,000
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	190,000	221,825
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	90,000	98,775
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,310,000	1,480,300
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,110,000	1,201,575
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	67,000	68,843
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	310,000	328,600
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	915,000	1,110,618
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,131,100	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	326,739	312,036	(a)(e)
Devon Energy Corp., Debentures	7.950%	4/15/32	1,150,000	1,521,254
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	259,000	278,119
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	5,131,798
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	728,563	(b)
Forest Oil Corp., Senior Notes	8.000%	12/15/11	200,000	207,750
Hess Corp., Notes	7.300%	8/15/31	370,000	445,885
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,450,000	1,634,014
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	82,859
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	25,000	26,374
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	353,502
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	22,607
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	260,000	288,600
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	650,000	699,562	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	980,000
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,668,187
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,626,000	1,658,759
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	170,000	189,740
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	539,733
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	600,000	617,700
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	448,850	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	365,000	414,275

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - 8.3% (continued)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000		$218,156
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000		1,786,125
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000		1,686,125
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000		3,644,250
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	60,000		67,050	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	920,000		964,383
Teekay Corp., Senior Notes	8.500%	1/15/20	300,000		327,750
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000		11,994
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	150,000		169,215	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000		702,000
Williams Cos. Inc., Notes	7.875%	9/1/21	1,383,000		1,755,497
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	194,000		255,756

Total Oil, Gas & Consumable Fuels					38,538,977

TOTAL ENERGY					41,187,977

FINANCIALS - 13.9%
Capital Markets - 1.8%
Credit Suisse USA Inc., Senior Notes	5.500%	8/16/11	780,000		791,429
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	100,000		104,221
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000		41,471
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	150,000		154,736
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	240,000		255,071
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	70,000		74,470
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000		226,829
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,810,000		2,927,391
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	410,000		424,463
Morgan Stanley, Medium-Term Notes	0.726%	10/18/16	650,000		617,413	(b)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,975,000		2,079,023
UBS AG, Senior Notes	2.250%	1/28/14	250,000		253,255
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	480,000		499,055

Total Capital Markets					8,448,827

Commercial Banks - 4.8%
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,500,000		2,525,000
Dexia Credit Local, Notes	2.375%	9/23/11	470,000		472,965	(a)
Glitnir Banki HF, Notes	6.330%	7/28/11	1,070,000		326,350	(a)(c)(d)
Glitnir Banki HF, Notes	6.375%	9/25/12	780,000		237,900	(a)(c)(d)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000		0	(a)(c)(d)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000		0	(a)(c)(d)(g)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	382,000		381,982	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	310,000		309,605	(a)(b)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000		29,900	(a)(c)(d)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	880,000		903,346	(a)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	710,000		725,415	(a)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	860,000		891,060	(a)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,230,000		1,234,721	(a)(b)(f)
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,556,098
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000		211,340
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	220,000		218,309	(a)(b)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000		700,307	(a)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	5,280,000		5,730,574
Wells Fargo & Co., Notes	5.300%	8/26/11	4,365,000		4,433,207
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000		100,247

Total Commercial Banks					21,988,326

Consumer Finance - 1.1%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,140,000		2,490,397
SLM Corp., Medium-Term Notes	8.000%	3/25/20	2,110,000		2,340,235
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	120,000		113,100

Total Consumer Finance					4,943,732

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services - 5.8%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	3,000,000	$3,249,438	(b)(f)
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000	3,022,167
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000	835,201
Citigroup Inc., Senior Notes	5.500%	10/15/14	2,880,000	3,142,740
Citigroup Inc., Senior Notes	6.010%	1/15/15	990,000	1,098,259
Citigroup Inc., Senior Notes	5.875%	5/29/37	300,000	302,789
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,250,000	1,415,801
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000	79,280
Emeralds, Notes	5.593%	8/4/20	209,934	156,401	(a)(b)(c)(d)(g)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	150,000	151,065
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000	2,221,175	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	1,850,000	1,830,925
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	240,000	233,802
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	700,000	736,293
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	5,160,000	5,587,733
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000	1,475,809
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	890,000	897,642	(b)(f)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	405,000	417,150

Total Diversified Financial Services				26,853,670

Insurance - 0.2%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000	275,508
ING Capital Funding Trust III, Junior Subordinated Bonds	3.907%	6/30/11	30,000	29,093	(b)(f)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000	732,098	(a)

Total Insurance				1,036,699

Thrifts & Mortgage Finance - 0.2%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	1,060,000	1,148,215

TOTAL FINANCIALS				64,419,469

HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000	414,969

Health Care Providers & Services - 1.3%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	140,000	143,500
HCA Inc., Debentures	7.500%	11/15/95	70,000	57,837
HCA Inc., Senior Notes	5.750%	3/15/14	69,000	71,070
HCA Inc., Senior Secured Notes	9.625%	11/15/16	4,204,000	4,524,555	(e)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000	141,244	(e)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000	1,050,000

Total Health Care Providers & Services				5,988,206

Pharmaceuticals - 0.0%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	130,000	135,525	(a)

TOTAL HEALTH CARE				6,538,700

INDUSTRIALS - 3.7%
Airlines - 1.3%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	839,853	839,853
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,540,000	2,571,750	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	710,000	754,375	(a)
Delta Air Lines Inc., Pass-Through Certificates, 2002-1	6.417%	7/2/12	1,310,000	1,342,750
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	405,784	413,899
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	144,000	155,160	(a)

Total Airlines				6,077,787

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Building Products - 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	0.000%	6/30/15	169,000	$102,668	(a)(d)

Commercial Services & Supplies - 1.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	1,169,000	1,272,874
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	908,437	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	280,000	322,000	(a)
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,290,000	2,474,114

Total Commercial Services & Supplies				4,977,425

Road & Rail - 1.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	319,000	385,990
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	515,000	572,938
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	1,640,000	1,787,600
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,882,000	3,220,635

Total Road & Rail				5,967,163

TOTAL INDUSTRIALS				17,125,043

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,000,000	1,162,500	(a)

IT Services - 0.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	383,400	404,487	(e)

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000	557,500	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	213,000	229,507

Total Semiconductors & Semiconductor Equipment				787,007

TOTAL INFORMATION TECHNOLOGY				2,353,994

MATERIALS - 1.5%
Chemicals - 0.5%
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,000,000	1,135,000
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	150,000	158,801
Solutia Inc., Senior Notes	7.875%	3/15/20	680,000	749,700

Total Chemicals				2,043,501

Containers & Packaging - 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	470,000	497,025
Ball Corp., Senior Notes	5.750%	5/15/21	650,000	645,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	150,000	157,125	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	590,000	611,387	(a)

Total Containers & Packaging				1,910,662

Metals & Mining - 0.2%
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	34,100
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	34,000	41,097
Vale Overseas Ltd., Notes	6.875%	11/21/36	950,000	1,022,653

Total Metals & Mining				1,097,850

Paper & Forest Products - 0.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,145,528
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	710,000	710,000

Total Paper & Forest Products				1,855,528

TOTAL MATERIALS				6,907,541

TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 2.5%
AT&T Inc., Global Notes	5.500%	2/1/18	600,000	663,053
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	58,800
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	920,000	1,040,410

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services - 2.5% (continued)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,161,000	$1,227,757
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	2,000,000	2,135,000
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	236,000	246,030
Qwest Corp., Senior Notes	7.500%	10/1/14	1,190,000	1,353,625
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	475,000	500,528
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	390,000	397,357
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,970,000	2,123,869
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	109,750	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,326,562	1,641,620	(a)(e)

Total Diversified Telecommunication Services				11,497,799

Wireless Telecommunication Services - 1.6%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	680,000	712,810
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,505,000	4,955,500
True Move Co., Ltd., Notes	10.750%	12/16/13	1,590,000	1,733,100	(a)

Total Wireless Telecommunication Services				7,401,410

TOTAL TELECOMMUNICATION SERVICES				18,899,209

UTILITIES - 3.6%
Electric Utilities - 1.3%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,071,177
Exelon Corp., Bonds	5.625%	6/15/35	1,680,000	1,601,349
FirstEnergy Corp., Notes	6.450%	11/15/11	11,000	11,299
FirstEnergy Corp., Notes	7.375%	11/15/31	3,195,000	3,558,281

Total Electric Utilities				6,242,106

Independent Power Producers & Energy Traders - 2.3%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	647,525
AES Corp., Senior Notes	8.000%	10/15/17	720,000	786,600
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	3,800,000	4,113,500	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	821,750
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	3,141,953
NRG Energy Inc., Senior Notes	7.375%	2/1/16	1,085,000	1,128,400

Total Independent Power Producers & Energy Traders				10,639,728

TOTAL UTILITIES				16,881,834

TOTAL CORPORATE BONDS & NOTES (Cost - $198,556,829)				204,590,026

ASSET-BACKED SECURITIES - 4.7%
ACE Securities Corp., 2006-GP1 A	0.343%	2/25/31	927,969	742,639	(b)
ACE Securities Corp., 2006-SL2 A	0.383%	1/25/36	707,969	33,644	(b)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	390,000	421,233	(a)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	170,000	172,172	(a)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.013%	8/25/32	646,112	278,762	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.069%	4/15/33	555,309	392,752	(b)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.463%	6/25/34	1,380,821	425,044	(b)
Countrywide Home Equity Loan Trust, 2002-F A	0.569%	11/15/28	9,835	9,007	(b)
Education Funding Capital Trust, 2003-3 A6	1.724%	12/15/42	400,000	383,000	(b)(g)
EFS Volunteer LLC, 2010-1 A2	1.124%	10/25/35	600,000	561,610	(a)(b)
First Horizon ABS Trust, 2006-HE1 A	0.373%	10/25/34	719,559	378,990	(b)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	93,501	98,482
Greenpoint Manufactured Housing, 1999-2 A2	3.111%	3/18/29	475,000	394,250	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.754%	6/19/29	250,000	207,500	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.754%	2/20/30	250,000	207,500	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.262%	11/22/31	325,000	269,750	(b)
Greenpoint Manufactured Housing, 2000-7 A2	3.754%	11/17/31	850,000	705,500	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	2.258%	2/20/32	400,000	338,000	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	550,000	464,750	(b)
GSAA Home Equity Trust, 2007-7 A4	0.483%	7/25/37	2,690,000	1,845,670	(b)
GSAMP Trust, 2006-S2 A2	0.313%	1/25/36	296,501	31,670	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - 4.7% (continued)
GSAMP Trust, 2006-S4 A1	0.303%	5/25/36	994,328	$108,638	(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.513%	3/25/35	485,405	415,049	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	700,000	774,034	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.383%	4/25/36	406,617	121,453	(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.343%	6/25/36	3,727,026	405,582	(b)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.504%	5/1/34	400,000	393,216	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.534%	10/25/32	987,990	932,102	(b)
Mid-State Trust, 6 A1	7.340%	7/1/35	365,441	382,536
Nelnet Student Loan Trust, 2005-4 A4R2	1.107%	3/22/32	4,300,000	3,902,250	(b)(g)
Origen Manufactured Housing, 2006-A A2	3.716%	10/15/37	2,200,000	1,452,000	(b)
Origen Manufactured Housing, 2007-A A2	3.754%	4/15/37	2,200,000	1,419,000	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.993%	1/25/31	64,708	34,044	(b)
RAAC Series, 2006-RP2 A	0.463%	2/25/37	1,929,003	1,428,792	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.338%	8/25/33	244,249	186,688	(b)
SACO I Trust, 2006-4 A1	0.383%	3/25/36	323,877	115,916	(b)
SACO I Trust, 2006-6 A	0.473%	6/25/36	1,497,821	484,364	(b)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	0	(a)(c)(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(c)(d)
SLM Student Loan Trust, 2003-11 A6	0.600%	12/15/25	800,000	756,000	(a)(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.323%	2/25/36	1,943,173	96,401	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $32,790,472)				21,769,992

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0%
Americold LLC Trust, 2010-ARTA A2FX	4.954%	1/14/29	400,000	415,104	(a)
Banc of America Commercial Mortgage Inc., 2005-3 A4	4.668%	7/10/43	1,554,000	1,657,459
Banc of America Mortgage Securities, 2005-3 A4	2.923%	4/25/35	246,404	206,684	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.584%	2/25/36	1,484,651	1,049,809	(b)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	675,000	747,150	(b)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.584%	11/20/35	692,501	429,370	(b)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.898%	12/25/35	626,336	428,453	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.483%	1/25/36	1,231,291	810,784	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.513%	1/25/36	536,333	332,943	(b)
Countrywide Home Loans, 2005-R3 AF	0.613%	9/25/35	93,908	83,806	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.995%	9/15/39	500,000	521,479	(b)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	1,896,183	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.217%	6/26/35	2,150,000	2,085,004	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.424%	3/19/45	422,891	287,500	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.232%	3/19/46	686,667	396,057	(b)
Extended Stay America Trust, 2010-ESHA A	2.951%	11/5/27	1,091,416	1,088,861	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 1103 N, IO	11.565%	6/15/21	42,833	959
Federal National Mortgage Association (FNMA), 1989-17 E	10.400%	4/25/19	1,093	1,288
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.140%	5/17/32	2,761,367	94,915	(b)
GMAC Mortgage Corporation Loan Trust, 2005-AR5 3A1	3.370%	9/19/35	254,450	224,799	(b)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.713%	2/20/61	2,224,031	2,216,386	(b)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.343%	4/25/47	2,713,726	2,321,581	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0% (continued)
Greenwich Capital Commercial Funding Corp., 2006-GG7	6.078%	7/10/38	1,070,000	$1,188,317	(b)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	160,000	173,617
GS Mortgage Securities Corp. II, 2010-C1 A1	3.679%	8/10/43	144,652	148,708	(a)
GS Mortgage Securities Trust, 2007-GG10 A4	6.002%	8/10/45	600,000	652,834	(b)
GSR Mortgage Loan Trust, 2005-AR4 3A5	2.881%	7/25/35	3,700,000	2,839,584	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.901%	10/25/35	378,077	282,790	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.564%	1/19/35	480,166	305,252	(b)
Impac CMB Trust, 2005-5 A1	0.533%	8/25/35	408,175	310,486	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.713%	3/25/35	371,360	315,511	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.423%	5/25/46	854,342	538,960	(b)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.413%	6/25/47	3,732,086	2,253,284	(b)
JPMorgan Mortgage Trust, 2005-A6 7A1	3.081%	8/25/35	498,315	422,774	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,425,056	1,114,741
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	80,000	87,775	(b)
Luminent Mortgage Trust, 2006-4 A1A	0.403%	5/25/46	3,156,938	1,757,082	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.965%	1/25/36	237,002	201,707	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.423%	4/25/46	2,631,680	1,470,543	(b)
MASTR ARM Trust, 2007-R5 A1	2.709%	11/25/35	1,498,055	925,102	(a)(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	62,982	64,930	(a)
Merit Securities Corp., 11PA B2	1.711%	9/28/32	972,443	923,202	(a)(b)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.833%	12/25/34	51,357	50,793	(b)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.854%	5/12/39	2,740,000	3,040,943	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	30,000	32,038
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.164%	8/12/49	70,000	77,076	(b)
Morgan Stanley Capital I, 2006-IQ11 A4	5.898%	10/15/42	790,000	875,897	(b)
Mortgage IT Trust, 2005-2 1A1	0.473%	5/25/35	204,539	168,069	(b)
Mortgage IT Trust, 2005-3 A1	0.513%	8/25/35	384,082	304,014	(b)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	70,000	69,265
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	670,911	669,916
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.403%	9/25/46	3,095,399	2,030,727	(b)
Residential Accredit Loans Inc., 2006-QA1 A21	3.866%	1/25/36	1,464,245	824,566	(b)
Residential Accredit Loans Inc., 2006-QO2 A1	0.433%	2/25/46	2,342,734	961,007	(b)
Residential Asset Securitization Trust, 2004-A6 A1	5.000%	8/25/19	315,012	315,249
Structured ARM Loan Trust, 2004-9XS A	0.583%	7/25/34	316,705	279,374	(b)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.639%	8/25/35	207,287	177,020	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.423%	5/25/36	466,305	267,986	(b)
Structured Asset Securities Corp., 2005-RF1 A	0.563%	3/25/35	1,338,005	1,141,343	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.563%	4/25/35	1,266,434	1,051,499	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.563%	6/25/35	1,289,849	1,062,484	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.226%	3/20/47	392,300	37,563	(a)(b)(d)(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR07 A4	2.782%	8/25/35	477,548	403,121	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.725%	10/25/35	126,373	122,926	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR14 1A4	2.670%	12/25/35	570,930	504,707	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.483%	12/25/45	3,261,597	2,705,741	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0% (continued)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.503%	12/25/45	633,320	$489,252	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.483%	12/25/45	257,276	215,705	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.503%	12/25/45	385,914	307,588	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	5.624%	8/25/46	5,100,000	3,807,525	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.907%	4/25/36	156,311	136,929	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $62,385,581)				55,404,096

MORTGAGE-BACKED SECURITIES - 23.4%
FHLMC - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	2.671%	2/1/36	239,277	252,862	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/12/41	200,000	198,781	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	7/1/11-8/1/30	19,181	21,853
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	258,039	291,476
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	281,054	303,574

Total FHLMC				1,068,546

FNMA - 15.3%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-5/1/31	812,323	895,622
Federal National Mortgage Association (FNMA)	5.500%	10/1/16-11/1/36	1,578,543	1,710,251
Federal National Mortgage Association (FNMA)	4.000%	5/17/26-5/12/41	11,000,000	11,225,482	(h)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-5/1/32	936,880	1,080,215
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,646,268	1,921,298
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	2,936	3,435
Federal National Mortgage Association (FNMA)	6.000%	4/1/32-11/1/37	4,574,939	5,058,693
Federal National Mortgage Association (FNMA)	4.500%	5/12/41	100,000	102,922	(h)
Federal National Mortgage Association (FNMA)	5.000%	5/12/41	26,300,000	27,762,938	(h)
Federal National Mortgage Association (FNMA)	5.500%	5/12/41	15,900,000	17,114,855	(h)
Federal National Mortgage Association (FNMA)	6.000%	5/12/41	3,600,000	3,936,938	(h)

Total FNMA				70,812,649

GNMA - 7.9%
Government National Mortgage Association (GNMA)	6.500%	5/15/28-8/15/34	3,446,067	3,910,532
Government National Mortgage Association (GNMA)	7.000%	3/15/29-3/15/32	1,229,485	1,426,088
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	427,636	499,146
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	7,983,311	8,589,273
Government National Mortgage Association (GNMA)	4.500%	5/18/41-6/20/41	17,200,000	17,901,061	(h)
Government National Mortgage Association (GNMA)	5.000%	5/18/41	1,200,000	1,285,500	(h)
Government National Mortgage Association (GNMA)	5.500%	5/18/41	2,600,000	2,826,750	(h)

Total GNMA				36,438,350

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $105,585,294)				108,319,545

MUNICIPAL BONDS - 1.4%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	50,000	50,363

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
California - 0.2%
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	80,000		$75,448
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	50,000		47,860
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	100,000		97,406
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	80,000		80,102
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	330,000		358,453
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	90,000		87,210
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	200,000		200,172

Total California					946,651

Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	70,000		69,786
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	310,000		295,185
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	180,000		169,626

Total Georgia					534,597

Illinois - 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	60,000		59,261
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	130,000		129,525
Illinois State, GO	5.665%	3/1/18	460,000		479,900
Illinois State, GO	5.877%	3/1/19	480,000		498,134

Total Illinois					1,166,820

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	80,000		75,941

New York - 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	430,000		420,149
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	70,000		69,782
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	120,000		121,382
Port Authority of New York & New Jersey	5.000%	1/15/41	190,000		189,113
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	130,000		130,429

Total New York					930,855

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.213%	5/1/46	3,225,000		2,854,125	(b)(g)

TOTAL MUNICIPAL BONDS (Cost - $6,432,719)					6,559,352

SOVEREIGN BONDS - 6.6%
Brazil - 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	850,000	BRL	508,087
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	17,649,000	BRL	10,068,030

Total Brazil					10,576,117

Indonesia - 0.7%
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	23,046,000,000	IDR	3,265,062

Italy - 1.0%
Region of Lombardy	5.804%	10/25/32	4,750,000		4,669,829

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Malaysia - 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,140,000	MYR	$1,419,722

Mexico - 1.7%
Mexican Bonos, Bonds	8.000%	6/11/20	50,050,000	MXN	4,603,833
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	256,242
United Mexican States, Medium-Term Notes	5.625%	1/15/17	380,000		425,600
United Mexican States, Medium-Term Notes	6.750%	9/27/34	2,160,000		2,473,200
United Mexican States, Medium-Term Notes	6.050%	1/11/40	168,000		175,140

Total Mexico					7,934,015

Russia - 0.4%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	340,000		358,292	(a)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	365,000		513,737	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	672,105		785,106	(a)

Total Russia					1,657,135

Supranational - 0.2%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	875,000		916,184

TOTAL SOVEREIGN BONDS (Cost - $28,847,986)					30,438,064

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.5%
U.S. Government Agencies - 2.4%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000		532,360
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000		466,680
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	270,000		343,905
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000		978,314
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	420,000		448,859
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	730,000		806,376
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	255,000		285,050
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,460,000		1,546,996
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000		1,356,030
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000		606,320
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000		179,812
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000		653,625
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000		1,044,915
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000		262,431
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000		83,807
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000		535,187
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000		622,163
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000		29,964
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000		35,101
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000		532,057

Total U.S. Government Agencies					11,349,952

U.S. Government Obligations - 2.1%
U.S. Treasury Notes	2.250%	3/31/16	540,000		548,017
U.S. Treasury Notes	3.625%	2/15/21	190,000		195,195
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	15,620,000		8,837,843

Total U.S. Government Obligations					9,581,055

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $19,711,581)					20,931,007

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.2%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,904,491		2,080,657

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	1,253,119	$1,368,739
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	10,594,304	11,192,712

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $13,788,096)				14,642,108

			SHARES
COMMON STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Charter Communications Inc., Class A Shares			22,538	1,328,390	*

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			4,463	125,187	*

INDUSTRIALS - 0.1%
Building Products - 0.1%
Ashton Woods USA LLC, Class B Membership			52	23,403	(d)(g)
Nortek Inc.			4,239	182,319	*

TOTAL INDUSTRIALS				205,722

MATERIALS - 0.1%
Chemicals - 0.1%
Georgia Gulf Corp.			15,587	613,816	*

TOTAL COMMON STOCKS (Cost - $1,581,799)				2,273,115

CONVERTIBLE PREFERRED STOCKS - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Trust III (Cost - $259,220)	6.750%		5,200	252,460

PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CMP Susquehanna Radio Holdings Corp.			8,115	81	*(a)

FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
Citigroup Capital XII	8.500%		9,075	240,034	(b)

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		92,225	186,294	*(b)
Federal National Mortgage Association (FNMA)	7.000%		3,200	10,720	*(b)
Federal National Mortgage Association (FNMA)	8.250%		62,800	128,112	*(b)

Total Thrifts & Mortgage Finance				325,126

TOTAL FINANCIALS				565,160

TOTAL PREFERRED STOCKS (Cost - $4,278,557)				565,241

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Buffets Restaurant Holdings		4/28/14	633	6	*(d)(g)
Charter Communications Inc.		11/30/14	897	13,455	*
CMP Susquehanna Radio Holdings Co.		3/23/19	9,274	0	*(a)(d)(g)
Nortek Inc.		12/7/14	1,036	8,288	*(d)(g)
SemGroup Corp.		11/30/14	4,698	38,759	*(d)

TOTAL WARRANTS (Cost - $15,258)				60,508

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $474,233,392)				465,805,514

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 14.8%
U.S. Government Agencies - 4.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.163%	5/9/11	599,000	598,980	(i)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Agencies - 4.8% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.175%	5/11/11	9,505,000	$9,504,585	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	7,300,000	7,295,919	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	5/9/11	4,925,000	4,924,865	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.190%	5/16/11	2,000	2,000	(i)

Total U.S. Government Agencies (Cost - $22,323,019)				22,326,349

Repurchase Agreements - 10.0%
Morgan Stanley tri-party repurchase agreement dated 4/29/11; Proceeds at maturity - $46,320,077; (Fully collateralized by various U.S. government agency obligations, 0.625% to 1.500% due 9/24/12 to 9/8/14; Market value - $47,247,180) (Cost - $46,320,000)	0.020%	5/2/11	46,320,000	46,320,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $68,643,019)				68,646,349

TOTAL INVESTMENTS - 115.5% (Cost - $542,876,411#)				534,451,863
Liabilities in Excess of Other Assets - (15.5)%				(71,691,554)

TOTAL NET ASSETS - 100.0%				$462,760,309

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities are currently in default as of April 30, 2011.

(d)	Illiquid security.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
GO	— General Obligation
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$204,433,625	$156,401	$204,590,026
Asset-backed securities	—	17,484,742	4,285,250	21,769,992
Collateralized mortgage obligations	—	55,366,533	37,563	55,404,096
Mortgage-backed securities	—	108,319,545	—	108,319,545
Municipal bonds	—	3,705,227	2,854,125	6,559,352
Sovereign bonds	—	30,438,064	—	30,438,064

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
U.S. government & agency obligations	—	$20,931,007	—	$20,931,007
U.S. treasury inflation protected securities	—	14,642,108	—	14,642,108
Common stocks	$2,249,712	—	$23,403	2,273,115
Convertible preferred stocks	252,460	—	—	252,460
Preferred stocks	554,440	10,801	—	565,241
Warrants	—	52,214	8,294	60,508

Total long-term investments	$3,056,612	$455,383,866	$7,365,036	$465,805,514
Short-term investments†	—	68,646,349	—	68,646,349

Total investments	$3,056,612	$524,030,215	$7,365,036	$534,451,863

Other financial instruments:
Futures contracts	$1,805,457	$—	—	$1,805,457
Forward foreign currency contracts	—	2,817,403	—	2,817,403
Interest rate swaps	—	2,092,482	—	2,092,482
Credit default swaps on sovereign issues - sell protection	—	101,761		101,761
Credit default swaps on credit indices - buy protection‡	—	370,909	—	370,909

Total other financial instruments	$1,805,457	$5,382,555	—	$7,188,012

Total	$4,862,069	$529,412,770	$7,365,036	$541,639,875

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$443,731	$—	—	$443,731
Forward foreign currency contracts	—	2,801,651	—	2,801,651
Interest rate swaps	—	2,277,640	—	2,277,640
Credit default swaps on credit indices - sell protection‡	—	312,990	—	312,990
Total return swaps‡	—	36,467	—	36,467

Total	$443,731	$5,428,748	—	$5,872,479

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	COMMON STOCKS		PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2010	$190,164	$3,970,550	$50,273	$3,097,500	—		$1	$6	$7,308,494
Accrued premiums/discounts	(290)	16,661	1,240	7,189	—		—	—	24,800
Realized gain(loss)(1)	(754,222)	—	(135,359)	31,464	—		—	—	(858,117)
Change in unrealized appreciation (depreciation)(2)	746,361	66,477	177,357	(7,028)	$23,403		80	—	1,006,650
Net purchases (sales)	799	231,562	(55,948)	(275,000)	0	*	—	—	(98,587)
Transfers into Level 3	—	—	—	—	—		—	8,288	8,288
Transfers out of Level 3	(26,411)	—	—	—	—		(81)	—	(26,492)

Balance as of April 30, 2011	$156,401	$4,285,250	$37,563	$2,854,125	$23,403		—	$8,294	$7,365,036

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2011(2)	$(9,346)	$66,477	$177,357	$(7,028)	$23,403		—	—	$250,863

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Notes to Schedule of Investments (unaudited) (continued)

(k) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2011, the total notional value of all credit default swaps to sell protection is $16,090,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2011, the Fund held forward foreign currency contracts, interest rate swaps, credit default swaps and total return swaps with credit related contingent features which had a liability position of $5,428,748. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $400,000, which could be used to reduce the required payment.

Notes to Schedule of Investments (unaudited) (continued)

(p) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$25,342,860
Gross unrealized depreciation	(33,767,408)

Net unrealized depreciation	$(8,424,548)

At April 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3-Month Euribor	114	9/11	$41,443,433	$41,444,506	$1,073
3-Month Euribor	80	3/12	28,915,431	28,965,372	49,941
German Euro Bobl	2	6/11	340,906	341,375	469
U.S. Treasury 10-Year Notes	284	6/11	34,129,736	34,403,938	274,202
U.S. Treasury 5-Year Notes	45	6/11	5,272,951	5,331,094	58,143
U.S. Treasury Ultra Long-Term Bonds	244	6/11	29,291,871	30,713,500	1,421,629

					$1,805,457

Contracts to Sell:
U.S. Treasury 2-Year Notes	84	6/11	18,314,774	18,406,500	(91,726)
U.S. Treasury 30-Year Bonds	124	6/11	14,822,495	15,174,500	(352,005)

					$(443,731)

Net unrealized gain on open futures contracts					$1,361,726

At April 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	UBS AG	3,001,700	$5,013,010	5/18/11	$168,714
Euro	Morgan Stanley & Co., Inc.	1,676,479	2,482,027	5/19/11	153,480
Euro	UBS AG	5,219,791	7,728,110	5/18/11	153,931
Japanese Yen	Citibank N.A.	204,609,600	2,522,591	5/18/11	(77,409)
Japanese Yen	UBS AG	381,441,000	4,702,710	5/18/11	31,336
Malaysian Ringgit	Citibank N.A.	14,163,000	4,774,489	5/25/11	134,685
Mexican Peso	Citibank N.A.	26,687,815	2,315,622	5/16/11	49,621
Mexican Peso	Morgan Stanley & Co., Inc.	60,264,096	5,227,998	5/18/11	249,552
Norwegian Krone	Citibank N.A.	13,444,000	2,560,225	5/18/11	232,865
Russian Ruble	Citibank N.A.	97,720,326	3,553,380	6/15/11	207,080
Singapore Dollar	UBS AG	5,992,787	4,895,834	5/18/11	202,051
South African Rand	Citibank N.A.	15,652,711	2,375,386	5/31/11	66,386
South African Rand	Morgan Stanley & Co., Inc.	16,487,000	2,506,142	5/19/11	138,171
Swiss Franc	UBS AG	6,753,000	7,807,635	5/18/11	767,760
Taiwan Dollar	UBS AG	135,720,000	4,739,637	5/25/11	120,168

					$2,598,391

Contracts to Sell:
Australian Dollar	Citibank N.A.	2,084,503	2,280,508	5/18/11	(192,206)
British Pound	UBS AG	2,897,992	4,839,813	5/18/11	(168,439)
Euro	Citibank N.A.	3,647,907	5,400,873	5/18/11	(357,970)

Notes to Schedule of Investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Euro	Citibank N.A.	37,001	$54,781	5/18/11	$(3,826)
Euro	Citibank N.A.	335,001	495,982	5/18/11	(26,646)
Euro	Morgan Stanley & Co., Inc.	1,697,154	2,512,635	5/19/11	(144,664)
Euro	UBS AG	5,210,568	7,714,455	5/18/11	(674,580)
Euro	UBS AG	494,001	731,388	5/18/11	(33,652)
Japanese Yen	Citibank N.A.	212,740,000	2,622,829	5/18/11	(10,439)
Japanese Yen	UBS AG	381,441,000	4,702,710	5/18/11	141,586
Malaysian Ringgit	Citibank N.A.	14,163,000	4,774,489	5/25/11	(101,773)
Mexican Peso	Morgan Stanley & Co., Inc.	60,264,096	5,227,998	5/18/11	(294,909)
Norwegian Krone	Citibank N.A.	13,444,000	2,560,225	5/18/11	(116,084)
Singapore Dollar	UBS AG	5,992,787	4,895,834	5/18/11	(188,002)
South African Rand	Morgan Stanley & Co., Inc.	16,487,000	2,506,142	5/19/11	(177,596)
Swiss Franc	UBS AG	6,753,000	7,807,635	5/18/11	(233,456)
Taiwan Dollar	UBS AG	135,720,000	4,739,637	5/25/11	17

					$(2,582,639)

Net unrealized gain on open forward foreign currency contracts					$15,752

At April 30, 2011, the Fund held TBA securities with a total cost of $81,533,714.

During the period ended April 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding July 31, 2010	383	$197,158
Options written	67,401,035	948,948
Options closed	(399)	(225,047)
Options exercised	(391)	(314,389)
Options expired	(67,400,628)	(606,670)

Written options, outstanding April 30, 2011	—	—

At April 30, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$1,250,000	2/15/25	zero coupon	3-Month LIBOR	—	$(73,724)
Barclays Capital Inc.	1,620,000	2/15/25	zero coupon	3-Month LIBOR	—	(103,843)
Morgan Stanley & Co. Inc.	3,080,000	2/15/25	zero coupon	3-Month LIBOR	—	(189,455)
Barclays Capital Inc.	4,610,000	2/15/25	zero coupon	3-Month LIBOR	—	(293,427)
Barclays Capital Inc.	4,250,000	2/15/25	zero coupon	3-Month LIBOR	—	(277,586)
Morgan Stanley & Co. Inc.	93,000,000	2/11/16	3-Month LIBOR	2.555% semi-annually	—	2,092,482
Morgan Stanley & Co. Inc.	225,000,000	2/11/13	0.997% semi-annually	3-Month LIBOR	—	(1,339,605)

Total	$332,810,000				—	$(185,158)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT APRIL 30, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (Government of Japan, 2.000%, due 3/21/22)	$10,000,000	6/20/16	0.79%	1.000% quarterly	$101,761	—	$101,761

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Securities Inc. (CMBX.NA.AM.3 Index)	$1,570,000	12/13/49	0.500% monthly	$(127,235)	$(129,525)	$2,290
Goldman Sachs Group Inc. (CMBX NA AM 1 Index)	840,000	10/12/52	0.500% monthly	(35,035)	(37,800)	2,765
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	1,870,000	2/17/51	0.350% monthly	(72,463)	(77,138)	4,675
Credit Suisse First Boston Inc. (CMBX NA AM 1 Index)	970,000	10/12/52	0.500% monthly	(40,457)	(43,044)	2,587
Goldman Sachs Group Inc. (CMBX NA AM 1 Index)	420,000	10/12/52	0.500% monthly	(18,900)	(18,900)	—
Credit Suisse First Boston Inc. (CMBX NA AM 1 Index)	420,000	10/12/52	0.500% monthly	(18,900)	(18,900)	—

Total	$6,090,000			$(312,990)	$(325,307)	$12,317

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [5]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	$30,000	12/13/49	0.080% monthly	$1,187	$2,709	$(1,522)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	570,000	12/13/49	0.080% monthly	22,563	44,850	(22,287)
Credit Suisse First Boston Inc. (CMBX.NA.AM.4 Index)	690,000	2/17/51	0.500% monthly	65,033	64,688	345
Credit Suisse First Boston Inc. (CMBX.NA.AM.4 Index)	660,000	2/17/51	0.500% monthly	62,205	63,923	(1,718)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	1,100,000	12/13/49	0.080% monthly	43,542	42,731	811
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	2,150,000	12/13/49	0.080% monthly	85,104	83,312	1,792
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	1,260,000	12/13/49	0.080% monthly	49,875	50,400	(525)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AJ Index)	320,000	12/13/49	1.470% monthly	41,400	41,400	—

Total	$6,780,000			$370,909	$394,013	$(23,104)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co. Inc.	$89,183	1/12/40	1-Month LIBOR	‡	IOS.FN30.400.09	*	—	$(573)
Barclays Capital Inc.	228,406	1/12/40	1-Month LIBOR	‡	IOS.FN30.500.09	*	—	(1,467)
JPMorgan Securities Inc.	152,270	1/12/40	IOS.FN30.500.09	*	1-Month LIBOR	‡	—	(977)
JPMorgan Securities Inc.	260,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(6,328)
Morgan Stanley & Co. Inc.	290,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(7,059)
Morgan Stanley & Co. Inc.	340,000	10/1/11	TRX-CMBS	*	TRX-CMBS Reset	*	$(6,979)	(427)
Morgan Stanley & Co. Inc.	520,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(12,657)

Total	$1,879,859						$(6,979)	$(29,488)

Notes to Schedule of Investments (unaudited) (continued)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$1,805,457	$(443,731)	—	—	$(188,175)	$1,173,551
Foreign Exchange Contracts	—	—	$2,817,403	$(2,801,651)	—	15,752
Credit Contracts	—	—	—	—	126,230	126,230

Total	$1,805,457	$(443,731)	$2,817,403	$(2,801,651)	$(61,945)	$1,315,533

During the period ended April 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$109,249
Written options†	297,692
Futures contracts (to buy)	110,619,667
Futures contracts (to sell)	91,987,808
Forward foreign currency contracts (to buy)	23,978,508
Forward foreign currency contracts (to sell)	29,620,468

Notes to Schedule of Investments (unaudited) (continued)

Average Notional Balance
Interest rate swap contracts	$114,280,000
Credit default swap contracts (to buy protection)	6,136,300
Credit default swap contracts (to sell protection)	19,560,268
Total return swap contracts	1,462,876

†	At April 30, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	June 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	June 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	June 24, 2011